Exhibit 33.9

February 11, 2019

Management’s Report on Assessment of 2018 Compliance by NorthMarq Capital, LLC

    With Regulation AB Servicing Criteria

NorthMarq Capital, LLC (the Asserting Party) is responsible for assessing its compliance as of and for the year ended December 31, 2018 (the “Reporting Period”) with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations. The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which consists of all the commercial loans serviced by the Asserting Party that are (1) associated with any registered offering of asset-backed securities commencing with an initial bona fide offer after December 31, 2005, or (2) encompassed by contractual obligations to perform Regulation AB reporting (see Exhibit A for a complete list of the Asserting Party’s Platform loans and Exhibit B for a complete list of the Asserting Party’s Platform pools by investor pool).

The Asserting Party is responsible for assessing its compliance with the servicing criteria applicable to it. The Asserting Party used the criteria in paragraph (d) of Section 1122 of Regulation AB (17 C.F.R.229.1122) to assess its compliance.

The Asserting Party has engaged a vendor to perform specific and limited lockbox activities in relation to Servicing Criterion (d)(2)(i). The Asserting Party has also engaged a vendor to perform specific, defined legal work, and a vendor to perform specific force-placed insurance work, both vendors’ efforts occurring in relation to Servicing Criterion (d)(1)(ii) as of and for the year ended December 31, 2018. The Asserting Party elects to take responsibility for assessing these vendors’ compliance with Servicing Criterion (d)(1)(ii) and (d)(2)(i).

The Asserting Party has also engaged a vendor to perform generalized work related to performing tax searches, payment of taxes, reporting of tax information, and issuance of flood insurance certifications. The Asserting Party requires this vendor to provide to the Asserting Party a Report on Assessment of 2018 Compliance With Regulation AB Servicing Criteria, as the means of assessing the vendor’s compliance with Servicing Criterion (d)(1)(ii).

The Asserting Party has assessed its compliance with the applicable servicing criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the applicable servicing criteria as of December 31, 2018, and for the Reporting Period with respect to the Platform taken as a whole.

RSM US LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

Regulation AB Section 229.1122(d) Servicing Criteria

Regulation AB Reference	Servicing Criterion

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the mortgage loans are maintained.

Applicability/Compliance:	Not applicable.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts within no more than two business days of receipt, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction documents.

Applicability/Compliance:	Applicable. Compliant.

Regulation AB Reference	Servicing Criterion

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(vi)	Unissued checks were safeguarded so as to prevent unauthorized access.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities–related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(3)(i)(A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(3)(i)(B)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

Regulation AB Reference	Servicing Criterion

1122(d)(3)(i)(C)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability/Compliance:	Not applicable.

1122(d)(3)(i)(D)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the servicer.

Applicability/Compliance:	Not applicable.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.

Applicability/Compliance:	Not applicable.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Not applicable.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.

Applicability/Compliance:	Not applicable.

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

Regulation AB Reference	Servicing Criterion

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability/Compliance:	Not applicable.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability/Compliance:	Applicable. Compliant.

Regulation AB Reference	Servicing Criterion

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Applicability/Compliance:	Not applicable.

February 11, 2019

/s/ Eduardo Padilla
Chief Executive Officer

/s/ Michael J. Myers
Chief Operating Officer

/s/ Travis Krueger
Chief Financial Officer

/s/ Bert Libke
Senior Vice President and Director of Servicing

Exhibit A

Loan #	Loan Name	Pool
140496	CGCMT 2006-C5 9 Property Portfolio, LLC	Wells Fargo East 2006-C5
140512	RBP Realty, LLC	Wells Fargo East 2007-C30
140524	LNR Partners, LLC	Wells Fargo East 2007-C31
140791	TPG Real Estate, LLC	Midland Loan Services MSCI 2015-MS1
140795	Fulton 1144 Owner LLC	Midland Loan Services COMM 2015-LC21
140801	900 Washington Hotel LLC	Midland Loan Services COMM 2015-LC21
140835	Minnesota River Properties, LLC	Wells Fargo WFCM 2016-LC25
150446	Fashion Square SPE, LLC	Wells Fargo 2012-C4
150458	La Frontera Village, L.P.	Midland Loan Services MSBAM 2013-C10
150467	SBH-JPMBB 2013-C14, LLC	Midland Loan Services 2013-C14
150471	Rudman Building Owner SPE LLC	Wells Fargo JPMBB 2013-C15
150476	Sansone Fenton Plaza, LLC	Wells Fargo MSBAM 2014-C15
150482	Emerald Crossing, LLC	Wells Fargo MSBAM 2014-C16
150489	Bamboo Woodcrest Holdings, LLC	Wells Fargo JPMBB 2014-C23
150550	Kings Quarters Southeast, LLC	Wells Fargo WFCM 2016-LC25
150572	MLSE II, LLC	Wells Fargo GSMS 2018-GS9
160605	Everest Bayberry, LP	Wells Fargo MSBAM 2016-C30
160610	Crossroads West Associates, LP	Wells Fargo GSMS 2016-GS4
170592	PMPC, LLC	Midland Loan Services 2006-C4
171012	Trinity SO PTN, L.P.	Wells Fargo 2012-GCJ7
171039	ES Got Storage Utah, LLC	Wells Fargo 2012-GC8
171047	Denver Corporate Center I, LLC	Wells Fargo MSBAM 2012-C6
171056	MIMG XXVI Chelsea Park LLC	Wells Fargo 2012-GCJ9
171057	Walnut Creek Lot 5, LLC	Wells Fargo MSBAM 2012-C6
171102	Falcon Storage Partners, LLLP	Wells Fargo 2013-GCJ14
171136	Preserve Casper II LLC	KeyBank National Association GS2014-GC20
171156	MIMG XXV EXECUTIVE TOWERS, LLC	Wells Fargo JPMBB 2014-C22
171160	MIMG LXI AUBURN PLACE SUB, LLC	Wells Fargo JPMBB 2014-C22
171175	BMP South LLC	Wells Fargo CGCMT 2015-GC27
171176	BMP Northeast LLC	Midland Loan Services JPMBB 2014-C26
171203	34 Marketplace II, LLC	Wells Fargo COMM 2015-CCRE24
171204	Colorado Technology Center Portfolio LLC	Wells Fargo MSBAM 2015-C25
171229	Bridge Commercial Partners Fund III, LLC	Wells Fargo CGCMT 2016-GC37
171281	Mountain States Storage Partners, LLLP	Midland Loan Services CD 2017-CD4
171298	Jefferson Park Holdings, LLC	Wells Fargo GSMS 2017-GS8
171305	Dunes Holding Co., LLC	Wells Fargo BANK 2018-BNK11
180711	Medalist CGCMT 2012-GC8 Defeasance, LLC	Wells Fargo 2012-GC8
180721	Rooney Ranch, LLC	Wells Fargo 2012-LC5
180808	Barclay/Texas Holdings II, L.P.	Midland Loan Services CGCMT 2014-GC23
180809	Eisenberg Eagle Pad 17, LLC	Midland Loan Services COMM 2014-UBS4
180811	Barclay Holdings XVIII-A, LLC	Midland Loan Services GSMS 2014-GC24
180813	Barclay Holdings XLI, LLC	Wells Fargo CGCMT 2014-GC25
180814	Barclay Anthem, L.P.	Wells Fargo CGCMT 2014-GC25
180815	Barclay Holdings XXXIV, LLC	Wells Fargo CGCMT 2014-GC25
180816	Barclay Holdings XLVII, LLC	Wells Fargo CGCMT 2014-GC25
180840	IVT Campus Marketplace San Marcos, LLC	Wells Fargo GSMS 2015-GC28
180857	Foothills Shopping Center, L.L.C.	Wells Fargo WFCM 2015-C29
180883	Yarbrough Plaza Development LLLP	Wells Fargo CSAIL 2015-C4
180927	Barclay/Pleasant Valley LLC	Wells Fargo CGCMT 2016-C1
180991	Devonshire Development Company LLC	Wells Fargo BACM 2017-BNK3
181029	107th Avenue Partners, LLC	Wells Fargo BANK 2017-BNK8
200939	Mar Canyon Torrance, LLC	KeyBank (BOA) 2007-3
201213	Parkway Financial Group LLC	Wells Fargo 2012-C7

Exhibit A

201221	Selma Square LLC	Wells Fargo 2012-C8
201234	Calave Partners, LP	Wells Fargo 2012-C10
201250	Maryland Park Place, LLC	Wells Fargo 2013-GC10
201262	Simi-Veto, LLC	Wells Fargo 2013-C13
201281	Brentwood Gateway LLC	Wells Fargo 2013-C14
201284	The ASV Family Limited Liability Limited	Wells Fargo 2013-GCJ14
201329	WACHOVIA DEFEASANCE WFRBS 2013-C17 III L	Wells Fargo 2013-C17
201338	II Knollwood Plaza, LP	Wells Fargo CGCMT 2014-GC19
201341	1111 Country Club Drive LLC	Midland Loan Services JPMBB 2014-C18
201376	La Paz Plaza, LLC	Midland Loan Services COMM 2014-UBS4
201377	VMA Alicia Holding Company, LLC	Midland Loan Services COMM 2014-UBS4
201378	VMA Harbor Place Holding Company, LLC	Midland Loan Services COMM 2014-CCRE19
201386	Annenberg Limited Partnership	Wells Fargo JPMBB 2014-C23
201387	Maui Harbor Shops LP	Wells Fargo JPMBB 2014-C22
201401	Topanga & Victory Partners L.P.	Wells Fargo WFRBS 2014-C24
201406	Fairway Business Center LP	Wells Fargo CGCMT 2015-GC27
201416	Mayfield Savannah, LLC	Wells Fargo WFRBS 2014-C25
201419	North Natomas Town Center, LLC	Wells Fargo CGCMT 2015-GC27
201420	JS SJK L.P.	Midland Loan Services JPMBB 2014-C26
201425	Lakewood Marketplace LLC	KeyBank National Association 2015-C21
201441	San Clemente Professional Plaza L.P.	Wells Fargo JPMBB 2015-C28
201446	Centennial PHD LLC	Wells Fargo CSAIL 2015-C2
201453	Jax Park LLC	Midland Loan Services MSCI 2015-MS1
201457	Landmark Towers Office Building, LLC	Wells Fargo MSBAM 2015-C25
201460	City Storage of Van Nuys, LP	Wells Fargo MSBAM 2015-C24
201463	Pacific PETC-Miami LLC	Midland Loan Services JPMBB 2015-C31
201465	Skyline La Puente 26 Partners, LLC	Wells Fargo JPMBB 2015-C30
201470	Crescenta Valley Mini Storage, L.P.	Wells Fargo MSBAM 2015-C25
201497	JKS-Lakeview, LP	Midland Loan Services JPMBB 2015-C31
201530	Liberty Square Associates Limited	Wells Fargo JPMCC 2015-JP1
201531	El Paseo Plaza Partners, LLC	Wells Fargo CSAIL 2015-C4
201532	Pacific WAG-LOXA LLC	Wells Fargo WFCM 2016-C32
201548	RHA Partners, LTD.	Wells Fargo WFCM 2015-P2
201575	JKS-Marshall, L.P.	Wells Fargo MSBAM 2016-C29
201600	JGA Texas Legacy Partners, LLC	Wells Fargo WFCM 2017-BNK4
201603	C Eagle Spirit, LLC	Wells Fargo WFCM 2016-BNK1
201634	Silverado Dumaie I, LLC	Wells Fargo WFCM 2016-NXS6
201686	Turner Plaza, a California LP	Wells Fargo WFCM 2017-C38
201698	RMB 1 LLC	Wells Fargo WFCM 2017-C38
201699	KP Hawaii I, LLC	Wells Fargo GSMS 2017-GS7
201705	Redlands Town Center Retail III, LLC	Midland Loan Services GSMS 2017-GS6
201708	JS Walnut Grove LLC	Wells Fargo WFCM 2017-C41
201714	Ramona State Partners, LLC	Wells Fargo BANK 2017-BNK7
201720	Foothills Plaza LLC	Wells Fargo WFCM 2017-C42
201730	Coconut Grove Retail XIII, LLC	Wells Fargo UBS 2017-C4
201733	Pacific Aurora LLC	Wells Fargo BANK 2017-BNK8
201768	Aliso Creek Apartment Partners, LLC	Wells Fargo GSMS 2018-GS10 (companion 2)
211140	Timbers of Pine Hollow, LLC	Wells Fargo 2012-CIBX
211155	Northwest Miami Gardens, L.P.	Wells Fargo 2012-CIBX
211159	CITYCENTRE Hotel Partners, L.P.	KeyBank National Association 2012-C8
211169	Falls of West Oaks, LP	Midland Loan Services 2012-LC9
211170	KCTC, Inc.	Wells Fargo 2012-C4
211191	Key West Village, LP	Midland Loan Services 2013-C10
211248	SBH-JPMCC 2013-C16, LLC	Wells Fargo JPMCC 2013-C16

Exhibit A

211276	Houma HPA LLC	Midland Loan Services CGCMT 2014-GC23
211305	One Pine Purchase, LLC	Wells Fargo CGCMT 2015-GC27
211311	Witte Investors LLC	Midland Loan Services COMM 2015-CCRE27
211333	Parkwood Holdings, LTD.	Midland Loan Services JPMBB 2015-C31
211370	T4V3, L.L.C.	Wells Fargo MSBAM 2016-C28
211375	TPI Paseo Real, LLC	KeyBank National Association 2016-GC36
211387	Texas Inwood Grove Apartments, L.P.	Wells Fargo MSBAM 2016-C29
211430	Retail Center Fry 529, Ltd.	Wells Fargo JPMCC 2016-JP4
211435	TCSH, LLC	Wells Fargo MSBAM 2016-C32
211447	TPI Lawndale Plaza, LLC	Wells Fargo WFCM 2017-BNK4
211456	Studewood Mix, LLC	Wells Fargo BANK 2017-BNK5
211492	Lake Jackson Brazos Square	Wells Fargo BANK 2017-BNK8
211511	North Fry Mercado II LLC	Wells Fargo BANK 2018-BNK10
211515	TV Lawndale, LLC	Wells Fargo BANK 2018-BNK10
211523	Goodson 45 LLC	Wells Fargo UBS 2018-C10
211555	Deer Park Marketplace II LLC	Wells Fargo BANK 2018-BNK14
211571	Champion’s Alpha, LLC	Midland Loan Services MSC 2018-H4
222513	LB-UBS 2007-CS Lookout Ridge Boulevard	Wells Fargo East 2007-C2
222556	LNR Partners, LLC	KeyBank (BOA) 2007-4
223089	BH Briarlake Plaza Owner, LLC	Wells Fargo East 2011-C3
223161	220 Overton Apts. Dallas, LLC	Wells Fargo 2012-C1
223197	CGMWCA CGCMT 2012-GC8 Holdings, LLC	Wells Fargo 2012-GC8
223232	121-Denton Tap Plaza, Ltd.	Wells Fargo 2013-GC10
223259	Coit-LBJ, Ltd.	Wells Fargo 2013-GC10
223281	KRG Chapel Hill Shopping Center, LLC	Midland Loan Services 2013-C9
223293	Frisco Corners LP	Wells Fargo 2013-GCJ12
223338	ASG Preston Creek Retail Center, Ltd.	Wells Fargo 2013-GC15
223385	Hopkins Marsh Lane Plaza, L.P.	Wells Fargo MSBAM 2013-C13
223398	Haw River Holdings, LLC	Wells Fargo CGCMT 2014-GC21
223439	Hopkins Preston Trail Plaza, L.P.	Wells Fargo MSBAM 2014-C16
223441	SL SDC West 6th, LP	Midland Loan Services COMM 2014-UBS4
223447	Trails of Walnut Creek, LLC	Midland Loan Services COMM 2014-UBS4
223475	Texas Eclectic Properties, LLC	Wells Fargo COMM 2014-CCRE20
223486	National Income Properties DST III	Wells Fargo JPMBB 2014-C24
223514	Add West Illinois LLC	Wells Fargo JPMBB 2015-C28
223570	5949 Broadway, Ltd.	KeyBank National Association 2015-C21
223574	Canyon Sanger Properties, LLC	KeyBank National Association 2015-C21
223586	Crossett Development I, LLC	Wells Fargo JPMCC 2015-JP1
223607	Pleasant Run Apartments, LLC	Wells Fargo JPMBB 2015-C30
223630	Midway Commons, Ltd.	Midland Loan Services JPMBB 2015-C31
223786	Luton Ranch SC, LP	Midland Loan Services GSMS 2016-GS3
223806	Edinburg SRGV, LLC	Midland Loan Services GSMS 2016-GS3
223854	7460 Youree Drive, LLC	Wells Fargo WFCM 2017-RB1
223958	Alliance Crossing TX, LLC	Wells Fargo UBS 2017-C7
224044	Towne Oaks Apt-Longview, LLC	Wells Fargo Bank 2018-BNK15
224063	Main St. Commons, LLC	Midland Loan Services UBS 2018-C15
230414	Gulf Freeway Quality Hotel, Inc.	Wells Fargo MSBAM 2014-C16
230442	ASHH, LLC	Wells Fargo JPMBB 2015-C29
240663	ALCOA EXCHANGE, LLC	Wells Fargo WFRBS 2014-C19
240669	Castlerock III, LLC	Wells Fargo WFRBS 2014-C19
240676	Camden Village LLC	Wells Fargo WFRBS 2014-C23
240692	Fontana Hotel Group, LLC	KeyBank National Association 2014-UBS6
240697	MT - Diablo-Alberta Storage LLC	Wells Fargo GSMS 2014-GC26
240712	SB DFZ JPMBB 2015-C32 Holdings, LLC	Wells Fargo JPMBB 2015-C32

Exhibit A

240715	GRM HISF, LLC et al.	Wells Fargo CSAIL 2015-C2
240720	Fontana Retail Group, LLC	Wells Fargo CSAIL 2015-C4
240727	Octagon Capital Group, LLC	Wells Fargo COMM 2015-CCRE25
240734	Terrapin Mill Valley Investments, LLC	Midland Loan Services CSAIL 2015-C3
240756	Burndout RE NM, LLC	Wells Fargo COMM 2015-LC23
240758	GRM Bayshore Property Owner, LLC	Midland Loan Services MSCI 2015-UBS8
250119	ILD Lakeside, LLC	KeyBank National Association 2012-GC6
250132	R.I. Heritage Inn of Dayton, Inc.	Wells Fargo 2012-C1
250136	R.I. Heritage Inn of Corona, Inc.	Wells Fargo 2012-C1
250137	C.Y. Heritage Inn of Rancho Cucamonga	Wells Fargo 2012-C1
250138	Heritage Inn of Rancho Cucamonga, Inc.	Wells Fargo 2012-C1
250139	H.W. Heritage Inn of Rancho Cucamonga, I	Midland Loan Services 2013-C5
250142	Midwest Heritage Inn of San Bernardino	Wells Fargo 2012-C1
250165	Clocktower Shopping Center Limited Partn	Midland Loan Services 2013-C6
280077	VSHS, LLC	Wells Fargo MSBAM 2012-C6
280083	OF 09 Hacienda, LLC	Wells Fargo MSBAM 2012-C6
280095	Gaslamp Portfolio Management LLC	Wells Fargo 2012-C4
280096	Wachovia Defeasance UBS-Barclays 2012-C4	Wells Fargo 2012-C4
280112	SB DFZ JPMBB 2013-C15 Holdings, LLC	Wells Fargo JPMBB 2013-C15
280113	SB DFZ JPMBB 2013-C17 Holdings, LLC	Wells Fargo JPMBB 2013-C17
280114	SB DFZ JPMBB 2013-C17 Holdings, LLC	Wells Fargo JPMBB 2013-C17
280115	SB DFZ JPMBB 2013-C17 Holdings, LLC	Wells Fargo JPMBB 2013-C17
280116	SB DFZ JPMBB 2013-C17 Holdings, LLC	Wells Fargo JPMBB 2013-C17
280123	Madison Square Shopping Center Inc.	Wells Fargo JPMCC 2013-C16
280149	Wachovia Defeasance JPMC 2014-C20 III LL	Wells Fargo JPMCC 2014-C20
280151	New Suerte Lakeside, LLC	Wells Fargo MSBAM 2014-C17
280153	NetREIT Fargo, LLC	Wells Fargo JPMBB 2014-C21
280156	CAZ 3 DE LLC	Wells Fargo COMM 2014-UBS5
280157	Dared 88 DE LLC	Wells Fargo COMM 2014-UBS5
280158	Jela, LLC	Wells Fargo JPMBB 2014-C25
280159	NetREIT Union Terrace, LLC	Wells Fargo CGCMT 2015-GC27
280163	NetREIT Presidio LLC	Midland Loan Services MSBAM 2015-C20
280164	Allred Hampton DE LLC	Wells Fargo COMM 2014-CCRE20
280176	Eastlake Village Ventures LLC	Wells Fargo CGCMT 2015-GC27
280184	NetREIT UTC, LLC	Wells Fargo CGCMT 2015-GC27
280185	NetREIT Centennial, LLC	Wells Fargo CGCMT 2015-GC27
280186	United Center, LLC	Wells Fargo MSBAM 2015-C22
280188	NetREIT Arapahoe, LLC	Midland Loan Services JPMBB 2015-C27
280190	NetREIT Yucca Valley 2, LLC	Midland Loan Services GSMS 2015-GC30
280197	Sunrise Plaza, LLC	Midland Loan Services BACM 2015-UBS7
280207	NetREIT Westminster, LLC	Wells Fargo JPMBB 2015-C32
280208	NetREIT West Fargo, LLC	Wells Fargo MSBAM 2015-C25
280213	NetREIT Genesis, LLC	Wells Fargo GSMS 2015-GC34
280218	888 Prospect LJ, LLC	Wells Fargo COMM 2016-CCRE28
280222	CAZ 1 DE, LLC	KeyBank National Association 2016-GC36
280223	DM Rhodes Ranch, LLC	Wells Fargo JPMBB 2016-C1
280228	Northridge Summit TIC - 16, LLC et al.	Wells Fargo DBJPM 2016-C1
280230	Genesis Caltex, LLC	Wells Fargo WFCM 2016-C34
280239	Camino Vista Self Storage, LLC	Midland Loan Services CD 2016-CD1
280240	Komar Rancho Center, LLC	Midland Loan Services CD 2016-CD1
280268	NSS SLC5, LLC	Wells Fargo UBS 2017-C1
280269	NetREIT 300 NP, LLC	Wells Fargo WFCM 2017-C38
280275	DM Hughes Airport, LLC	Wells Fargo WFCM 2017-C38
280279	Socorro Self Storage, LLC	Wells Fargo WFCM 2017-C39

Exhibit A

280283	Genesis2Tex, LLC	Wells Fargo WFCM 2017-C42
280289	PBV II, LLC	KeyBank National Association 2018-B2
280290	M2I Properties LLC	Wells Fargo WFCM 2018-C43
280301	Riverton Spring Creek Investments, LLC	Wells Fargo BMARK 2018-B4
280302	Pontiac Ventures, LLC	Wells Fargo UBS 2018-C10
290048	Rowen Burlington OPCO,LLC	KeyBank (BOA) 2012-C5
290089	P R & F Limited Partnership II	Wells Fargo JPMCC 2013-C16
290095	Bellwether Harbor Investments LLP	Wells Fargo MSBAM 2014-C16
290115	Ashton Princess Property, LLC	Wells Fargo CSAIL 2015-C2
290182	Sunrise Village Phase I L.L.C.	Wells Fargo UBS 2017-C4
300007	Brass Atrium 2013, LLC	Wells Fargo CGCMT 2013-GC17
300013	Laodice 1101, LLC	Wells Fargo JPMBB 2014-C22
300016	Ceraon 3002, LLC	Midland Loan Services GSMS 2015-GC30
310000	JLTH at North GP, LLC	Midland Loan Services 2013-C12
310118	B/L Flamingo, LLC	Midland Loan Services GSMS 2015-GC32
310168	North Pad Hotel, LLC	Wells Fargo GSMS 2018-GS10
310169	South Pad Hotel, LLC	Wells Fargo GSMS 2018-GS10
320031	Bark River Joint Venture, LLC	Wells Fargo MSBAM 2012-C6
330149	Franklin Village North Apartments, Inc.	Wells Fargo 2013-GC15
330151	SWP River Chase, LLC	Wells Fargo 2013-GC15
330210	Bucyrus Hospitality, LLC	Wells Fargo MSBAM 2015-C22
330414	Liberty Square	Midland Loan Services UBS 2018-C15
340261	VV II, L.L.C.	Midland Loan Services 2012-C3
340272	Cayuga Professional Center, LLC	Wells Fargo 2013-GC15
340302	Northwoods Apartments Realty LLC	NCB WFCM 2014-LC18
343316	Del 3750 Monroe Avenue Associates, LLC	Midland Loan Services JPMBB 2015-C31
343319	Del 192 Mill Street Realty, LLC	Midland Loan Services JPMBB 2015-C31
343330	Longmeadow Park LLC	Wells Fargo JPMBB 2016-C1
370075	LNR Partners, LLC	Wells Fargo East 2007-GG9
380271	CV Summerhill LLC	Wells Fargo 2012-C6
380299	Melville Equity Partners, LLC	Wells Fargo 2012-LC5
380343	Beethoven Apartments, LLC	Wells Fargo 2013-GCJ12
380390	JFK Hotel Partners LLC	Wells Fargo WFRBS 2013-C18
380411	Yale Virginia Beach Associates LLC	Wells Fargo JPMBB 2014-C21
380417	NWJ Chesterfield Apartments LLC	Wells Fargo JPMBB 2014-C21
380418	Stuart Court Apartments, LLC	Wells Fargo JPMBB 2014-C21
380434	TLG Newington, LLC	Midland Loan Services JPMBB 2014-C26
380439	R9 Partners, LLC	NCB WFCM 2014-LC18
380448	KBR-LRC Madison Park, LLC	Wells Fargo WFRBS 2014-C25
380465	Jacksonville Family Center, LLC	Midland Loan Services CGCMT 2015-GC29
380467	NYTX Hospitality LLC	Wells Fargo WFCM 2015-C26
380473	Yale Orangeburg, LLC	Wells Fargo JPMBB 2015-C29
380480	Winta Asset Management LLC	Wells Fargo WFCM 2015-NXS2
380522	Tirzah Lissak, LLC et al.	Wells Fargo JPMCC 2016-JP2
380533	Stafford Capital Partners LLC	Wells Fargo JPMBB 2016-C1
380580	AHP H6 Alpharetta, LLC	Wells Fargo WFCM 2017-RC1
380634	504 Owners LLC	Wells Fargo MSC 2017-HR2
380638	20 South Charles LLC	Wells Fargo UBS 2017-C6
400150	RRG Fredonia Apartments LLC	Wells Fargo 2013-GC10
400155	Stephens City DDGF, LLC	Midland Loan Services MSBAM 2013-C10
400159	Dack-Carbon Associates, L.P.	Midland Loan Services 2013-C12
400162	Water Tower Square Associates	Wells Fargo 2013-C12
400168	Ephrata GF, LP	Wells Fargo MSBAM 2014-C15
400175	SB DFZ JPMBB 2014-C25 Holdings, LLC	Wells Fargo JPMBB 2014-C25

Exhibit A

400177	Rap Bellefonte LLC	Wells Fargo MSBAM 2014-C19
400178	NBC NC, LLC	Wells Fargo JPMBB 2014-C24
410149	UMES Boulevard, LLC - Grantor	Midland Loan Services 2006-LDP6
410189	Mequon Joint Venture, LLC- Grantor	Midland Loan Services 2007-LDP10
410190	Mequon Joint Venture, LLC	Midland Loan Services 2007-LDP10
410191	Waukesha Investors, LLC	Midland Loan Services 2007-LDP10
410203	Riverside Corporate Center, LLC/Grantor	Wells Fargo West 2007-6
410309	WM Acceptance LLC	Wells Fargo 2011-GC5
410316	NMDA-MSC 2011-C3, LLC	Wells Fargo 2011-C3
410340	GNP Partners	Midland Loan Services 2012-C3
410342	BC Area 5 Lot 3C, LLC - Grantor	Wells Fargo MSBAM 2012-C6
410352	Bestgate Corporate Center, LLC	Wells Fargo 2012-C9
410356	MSTC VI, LLC	Midland Loan Services 2013-C7
410370	Universal Partnership, LLC	Midland Loan Services 2013-C7
410383	Dellcrest Properties 2, LLC	KeyBank National Association 2015-C21
410427	Gate APG Lot 5 Business Trust	Wells Fargo JPMCC 2014-C20
410450	Liberty Lot 4D, LLC	Midland Loan Services JPMBB 2014-C26
410452	Liberty Investors, LLC	Wells Fargo CGCMT 2015-GC27
410465	Riverside Technology Park I, LLC	Wells Fargo WFCM 2015-C29
410475	Barringer Foreman I, LLC et al.	Wells Fargo MSBAM 2016-C29
410476	Pelican Point Main Street, LLC	Wells Fargo MSBAM 2015-C27
410477	Pelican Point Commerce Center I, LLC	Wells Fargo MSBAM 2016-C29
410507	Gunther Headquarters LLC	Wells Fargo WFCM 2016-BNK1
410541	Oekos Kirkwood, LLC	Wells Fargo BANK 2018-BNK10
420531	LOG II, LLC, d/b/a MEMORIAL DRIVE LOG II	Wells Fargo 2012-LC5
420581	NMDA-JPMCC 2013-C13, LLC	Midland Loan Ser JPM 2013-C13
420584	Plamondon Hospitality Associates, LLC	Wells Fargo 2013-C16
420603	SB DFZ COMM 2014-CR15 Holdings, LLC	Midland Loan Services COMM 2014-CCRE15
420608	SB DFZ WFRBS 2014-C19 Holdings, LLC	Wells Fargo WFRBS 2014-C19
420649	Herndon Suites, LLC	Midland Loan Services MSBAM 2015-C20
420660	Greenbrier Lodging Partners, LLC	Wells Fargo WFCM 2015-C27
420661	Ocean One, Inc.	Wells Fargo WFCM 2015-LC20
420673	Dynamic Investments, LLC	Wells Fargo MSBAM 2015-C24
420692	Westview Holdings, LLC	Wells Fargo MSBAM 2015-C25
420765	95/58 Emporia Partners, LLC	Midland Loan Services CD 2016-CD1
420772	S.P. Center, L.L.C.	Wells Fargo WFCM 2016-LC25
420799	Fredericksburg Town Place, LLC	Wells Fargo WFCM 2017-C38
430405	Highland Business Park, LLC	Wells Fargo MSBAM 2014-C18
430410	OT Enterprises, LLC	Wells Fargo COMM 2014-CCRE20
430418	Frost Partners, LLC	NCB WFCM 2015-C26
430454	Crystal Industrial Park, LLC	Midland Loan Services MSCI 2015-UBS8
430460	Wakeman Family 1, LLC et al.	Wells Fargo CSAIL 2015-C4
430461	Wakeman Family 2, LLC et al.	Wells Fargo CSAIL 2015-C4
430489	BL-Goldsboro, LLC	Wells Fargo CGCMT 2016-C1
430524	333 Ventures, LLC	Wells Fargo BANK 2017-BNK5
430536	BL-Weeksville, LLC	Wells Fargo WFCM 2017-C42
430548	ZH Asheville, LLC	Midland Loan Services BMARK 2018-B3
440211	Bradford Office Park, LLC	KeyBank National Association 2012-GC6
440219	J.N. Developments, Inc.	Wells Fargo 2012-GCJ7
440230	VOW, LLC	Midland Loan Services 2013-C7
440236	SB DFZ WFRBS 2013-C14 Holdings, LLC	Wells Fargo 2013-C14
440241	PCC Airpark, LLC	Wells Fargo GS 2014-GC22
440242	FGH Corporate Park, Ltd.	Wells Fargo GS 2014-GC22
440243	DHC CGCMT 14 GC19 Master Defeasance-D, L	Wells Fargo CGCMT 2014-GC19
440244	Festival Plaza, LLC	Wells Fargo CGCMT 2014-GC19

Exhibit A

440250	Peachtree Square Enterprises, LLC	Wells Fargo COMM 2014-UBS5
440255	DHC CGCMT 15 GC29 Master Defeasance-D	Midland Loan Services CGCMT 2015-GC29
440271	Barbizon Associates, LLC	Wells Fargo WFCM 2015-LC22
440278	Stebri Enterprises, Inc.	Wells Fargo COMM 2016-CCRE28
440311	WHP, LLC	Wells Fargo JPMCC 2016-JP4
440319	Promenade Associates, LLC	Wells Fargo WFCM 2017-RB1
440324	PMGA, LLC	Midland Loan Services GSMS 2017-GS6
440334	Perry Hill Crossing Shopping Center, LLC	Midland Loan Services UBS 2017-C5
440336	Reserve Capital GE SPE LLC	Midland Loan Services UBS 2018-C8
440348	FGH Park Place Associates, LLC	Wells Fargo BMARK 2018-B5
440351	Dallas Commons, LLC	Wells Fargo GSMS 2018-GS10
450123	Shoppes of Deerwood Lake, LLC	Wells Fargo 2013-LC12
450139	TVAL - Auburn, LLC	Wells Fargo GSMS 2014-GC26
450141	Chastain Partners, LLC	Wells Fargo 2013-CCRE12
450144	San Jose Development Corporation	Wells Fargo COMM 2013-CCRE13
450156	Crossroads Square Limited Partnership	Wells Fargo JPMBB 2014-C25
450160	Lake Lucina Shopping Center, Inc.	NCB WFCM 2015-C29
450161	Gypsum Storage Development, LLC	NCB WFCM 2015-C26
450183	Riceland Owner LLC	Wells Fargo DBJPM 2016-C1
450195	Bay Street Investors, LLC	Wells Fargo MSC 2016-BNK2
450202	Johns Creek Medical Center LLC	Wells Fargo WFCM 2017-RC1
450207	Savannah Investors-H, LLP	Wells Fargo UBS 2017-C1
450228	San Jose Development Corporation	Midland Loan Services UBS 2018-C14
460130	Sandhill Mobile Home Community, LLC	Wells Fargo 2013-GC10
460160	SBH-GSMS 2014-GC20, LLC	KeyBank National Association GS2014-GC20
460165	The Shoppes at Hunter’s Creek, LLC	Wells Fargo CGCMT 2014-GC21
460177	DHC GSMS 15 GC28 Master Defeasance-D	Wells Fargo GSMS 2015-GC28
460178	8555 United Plaza, LLC	Wells Fargo JPMBB 2014-C25
460188	Alliance Orlando, LLC	Wells Fargo WFCM 2016-C36
460196	Central Parc at Heathrow, LLC	Midland Loan Services GSMS 2016-GS3
470111	Kalyvas Group, LLC	Midland Loan Services 2008-C7
470173	Golding United Fishhawk, Ltd.	Wells Fargo 2012-C1
470175	Wachovia Defeasance GS 2012-GCJ7 III LLC	Wells Fargo 2012-GCJ7
470202	SB DFZ CGCMT 2013-GC17 Holdings, LLC	Wells Fargo CGCMT 2013-GC17
470205	W.C.P. of Palm Bay, LLC	Wells Fargo 2013-GCJ14
470215	Morni Ocala, LLC	Wells Fargo WFRBS 2014-LC14
470222	Keystone Plaza, LLC	Wells Fargo CGCMT 2013-GC17
470228	NSH Melbourne, LLC	Wells Fargo CGCMT 2014-GC19
470230	West Run SPE, LLC	KeyBank National Association GS2014-GC20
470237	Vanderbilt Commercial Group LLC	Wells Fargo CSAIL 2015-C2
470243	New Highlands, LLC	Wells Fargo COMM 2014-CCRE20
470250	Bayshore Center Acquisition, LLC	Wells Fargo CGCMT 2015-GC27
470253	Westwood Plaza, LLC	Wells Fargo COMM 2015-CCRE22
490142	SB DFZ MSBAM 2014-C19 Holdings, LLC	Wells Fargo MSBAM 2014-C19
541066	Regency Business Center 1, LLC	KeyBank National Association 2018-B6
590243	Assorted Holdings II SPE, LLC	Midland Loan Services JPMCC 2017-JP5
590292	Neyer Linden Pointe I, LLC	Midland Loan Services UBS 2018-C13
610055	Riverdale Center Owner, L.C.	Wells Fargo MSBAM 2013-C8
610056	Boyer Lake Pointe, L.C.	Wells Fargo MSBAM 2013-C13
610057	Amsource Draper Lumber Yard, LLC	Wells Fargo WFCM 2016-LC24
610058	Greenhornet Space Agency II, LLC	Wells Fargo MSBAM 2014-C19
610059	ZFS Holding 2005, LLC	Wells Fargo WFCM 2016-NXS5
610080	The District, L.C.	Wells Fargo UBS 2017-C4
2201768	Aliso Creek Apartment Partners, LLC	Wells Fargo GSMS 2018-GS10 (companion 1)

Exhibit A

2240712	SB DFZ JPMBB 2015-C32 Holdings, LLC	WF JPMBB 2015-C32/ML CGCMT 2015-GC29
2280222	CAZ 1 DE, LLC	KY CGCMT 2016GC-36/WF CGCMT 2016-GC37
2290182	Sunrise Village Phase I L.L.C.	WF UBS2017-C4/ WF UBS2017-C6
2410541	Oekos Kirkwood, LLC	WF BANK2018 BNK10/ WF MSC2017 HR2
2610080	The District, L.C.	WF UBS2017-C4/ML UBS2017-C3
3280222	CAZ 1 DE, LLC	KY CGCMT2016GC-36/WF CGCMT 2016-C1
3290182	Sunrise Village Phase I L.L.C.	WF UBS2017-C4/ WF UBS2017-C6
3610080	The District, L.C.	Wells Fargo UBS 2017-C4
4280222	CAZ 1 DE, LLC	KY CGCMT2016GC-36/WF CGCMT2016-P4
4610080	The District, L.C.	WF UBS2017-C4/ML UBS2017-C5
5610080	The District, L.C.	WF UBS2017-C4/ML UBS2017-C5

Exhibit B

PoolName	MasterServicer
2006-LDP6	Midland Loan Services, a Division of PNC Bank, National Association
2007-LDP10	Midland Loan Services, a Division of PNC Bank, National Association
BACM 2007-4	KeyBank National Association
BACM 2015-UBS7	Midland Loan Services, a Division of PNC Bank, National Association
BACM 2017-BNK3	Wells Fargo Bank, National Association
BANK 2017-BNK5	Wells Fargo Bank, National Association
BANK 2017-BNK7	Wells Fargo Bank, National Association
BANK 2017-BNK8	Wells Fargo Bank, National Association
BANK 2018-BNK10	Wells Fargo Bank, National Association
BANK 2018-BNK11	Wells Fargo Bank, National Association
BANK 2018-BNK14	Wells Fargo Bank, National Association
BANK 2018-BNK15	Wells Fargo Bank, National Association
BMARK 2018-B2	KeyBank National Association
BMARK 2018-B3	Midland Loan Services, a Division of PNC Bank, National Association
BMARK 2018-B4	Wells Fargo Bank, National Association
BMARK 2018-B5	Wells Fargo Bank, National Association
BMARK 2018-B6	KeyBank National Association
CD 2016-CD1	Midland Loan Services, a Division of PNC Bank, National Association
CD 2017-CD4	Midland Loan Services, a Division of PNC Bank, National Association
CGCMT 2006-C4	Midland Loan Services, a Division of PNC Bank, National Association
CGCMT 2012-GC8	Wells Fargo Bank, National Association
CGCMT 2013-GC15	Wells Fargo Bank, National Association
CGCMT 2013-GC17	Wells Fargo Bank, National Association
CGCMT 2014-GC19	Wells Fargo Bank, National Association
CGCMT 2014-GC21	Wells Fargo Bank, National Association
CGCMT 2014-GC23	Midland Loan Services, a Division of PNC Bank, National Association
CGCMT 2014-GC25	Wells Fargo Bank, National Association
CGCMT 2015-GC27	Wells Fargo Bank, National Association
CGCMT 2015-GC29	Midland Loan Services, a Division of PNC Bank, National Association
CGCMT 2016-C1	Wells Fargo Bank, National Association
CGCMT 2016-GC36	KeyBank National Association
CGCMT 2016-GC37	Wells Fargo Bank, National Association
CGCMT 2016-P4	Wells Fargo Bank, National Association
Citi 2006-C5	Wells Fargo Bank, National Association
COMM 2013CCRE13	Wells Fargo Bank, National Association
COMM 2014CCRE15	Midland Loan Services, a Division of PNC Bank, National Association
COMM 2014-UBS4	Midland Loan Services, a Division of PNC Bank, National Association
COMM 2014-UBS5	Wells Fargo Bank, National Association
COMM 2014-UBS6	KeyBank National Association
COMM 2015CCRE27	Midland Loan Services, a Division of PNC Bank, National Association
COMM 2015-LC21	Midland Loan Services, a Division of PNC Bank, National Association
COMM 2015-LC23	Wells Fargo Bank, National Association
COMM2013-CCRE12	Wells Fargo Bank, National Association
COMM2014-CCRE19	Midland Loan Services, a Division of PNC Bank, National Association
COMM2014-CCRE20	Wells Fargo Bank, National Association
COMM2015-CCRE22	Wells Fargo Bank, National Association

Exhibit B

COMM2015-CCRE24	Wells Fargo Bank, National Association
COMM2015-CCRE25	Wells Fargo Bank, National Association
COMM2016CCRE28	Wells Fargo Bank, National Association
CSAIL 2015-C2	Wells Fargo Bank, National Association
CSAIL 2015-C3	Midland Loan Services, a Division of PNC Bank, National Association
CSAIL 2015-C4	Wells Fargo Bank, National Association
DBJPM 2016-C1	Wells Fargo Bank, National Association
FREMF 2016-K56	Midland Loan Services, a Division of PNC Bank, National Association
GS 2012-GC6	KeyBank National Association
GS 2012-GCJ7	Wells Fargo Bank, National Association
GS 2014-GC22	Wells Fargo Bank, National Association
GSMC 2007-GG9	Wells Fargo Bank, National Association
GSMS 2011-GC5	Wells Fargo Bank, National Association
GSMS 2012-GCJ9	Wells Fargo Bank, National Association
GSMS 2013-GC10	Wells Fargo Bank, National Association
GSMS 2013-GCJ12	Wells Fargo Bank, National Association
GSMS 2013-GCJ14	Wells Fargo Bank, National Association
GSMS 2014-GC20	KeyBank National Association
GSMS 2014-GC24	Midland Loan Services, a Division of PNC Bank, National Association
GSMS 2014-GC26	Wells Fargo Bank, National Association
GSMS 2015-GC28	Wells Fargo Bank, National Association
GSMS 2015-GC30	Midland Loan Services, a Division of PNC Bank, National Association
GSMS 2015-GC32	Midland Loan Services, a Division of PNC Bank, National Association
GSMS 2015-GC34	Wells Fargo Bank, National Association
GSMS 2016-GS3	Midland Loan Services, a Division of PNC Bank, National Association
GSMS 2016-GS4	Wells Fargo Bank, National Association
GSMS 2017-GS6	Midland Loan Services, a Division of PNC Bank, National Association
GSMS 2017-GS7	Wells Fargo Bank, National Association
GSMS 2017-GS8	Wells Fargo Bank, National Association
GSMS 2018-GS10	Wells Fargo Bank, National Association
GSMS 2018-GS10C	Wells Fargo Bank, National Association
GSMS 2018-GS9	Wells Fargo Bank, National Association
JP 2013-C14	Midland Loan Services, a Division of PNC Bank, National Association
JPM 2012-C8	KeyBank National Association
JPM 2012-LC9	Midland Loan Services, a Division of PNC Bank, National Association
JPM 2013-C10	Midland Loan Services, a Division of PNC Bank, National Association
JPM 2013-C13	Midland Loan Services, a Division of PNC Bank, National Association
JPMBB 2013-C12	Midland Loan Services, a Division of PNC Bank, National Association
JPMBB 2013-C15	Wells Fargo Bank, National Association
JPMBB 2013-C17	Wells Fargo Bank, National Association
JPMBB 2014-C18	Midland Loan Services, a Division of PNC Bank, National Association
JPMBB 2014-C21	Wells Fargo Bank, National Association
JPMBB 2014-C22	Wells Fargo Bank, National Association
JPMBB 2014-C23	Wells Fargo Bank, National Association
JPMBB 2014-C24	Wells Fargo Bank, National Association
JPMBB 2014-C25	Wells Fargo Bank, National Association
JPMBB 2014-C26	Midland Loan Services, a Division of PNC Bank, National Association

Exhibit B

JPMBB 2015-C27	Midland Loan Services, a Division of PNC Bank, National Association
JPMBB 2015-C28	Wells Fargo Bank, National Association
JPMBB 2015-C29	Wells Fargo Bank, National Association
JPMBB 2015-C30	Wells Fargo Bank, National Association
JPMBB 2015-C31	Midland Loan Services, a Division of PNC Bank, National Association
JPMBB 2015-C32	Wells Fargo Bank, National Association
JPMBB 2016-C1	Wells Fargo Bank, National Association
JPMCC 2012-CIBX	Wells Fargo Bank, National Association
JPMCC 2013-C16	Wells Fargo Bank, National Association
JPMCC 2014-C20	Wells Fargo Bank, National Association
JPMCC 2015-JP1	Wells Fargo Bank, National Association
JPMCC 2016-JP2	Wells Fargo Bank, National Association
JPMCC 2016-JP4	Wells Fargo Bank, National Association
LB-UBS 2007-2	Wells Fargo Bank, National Association
MLCFC 2007-6	Wells Fargo Bank, National Association
MSBAM 2012-C5	KeyBank National Association
MSBAM 2012-C6	Wells Fargo Bank, National Association
MSBAM 2013-C10	Midland Loan Services, a Division of PNC Bank, National Association
MSBAM 2013-C12	Wells Fargo Bank, National Association
MSBAM 2013-C13	Wells Fargo Bank, National Association
MSBAM 2013-C7	Midland Loan Services, a Division of PNC Bank, National Association
MSBAM 2013-C8	Wells Fargo Bank, National Association
MSBAM 2013-C9	Midland Loan Services, a Division of PNC Bank, National Association
MSBAM 2014-C15	Wells Fargo Bank, National Association
MSBAM 2014-C16	Wells Fargo Bank, National Association
MSBAM 2014-C17	Wells Fargo Bank, National Association
MSBAM 2014-C18	Wells Fargo Bank, National Association
MSBAM 2014-C19	Wells Fargo Bank, National Association
MSBAM 2015-C20	Midland Loan Services, a Division of PNC Bank, National Association
MSBAM 2015-C21	KeyBank National Association
MSBAM 2015-C22	Wells Fargo Bank, National Association
MSBAM 2015-C24	Wells Fargo Bank, National Association
MSBAM 2015-C25	Wells Fargo Bank, National Association
MSBAM 2015-C27	Wells Fargo Bank, National Association
MSBAM 2016-C28	Wells Fargo Bank, National Association
MSBAM 2016-C29	Wells Fargo Bank, National Association
MSBAM 2016-C30	Wells Fargo Bank, National Association
MSBAM 2016-C32	Wells Fargo Bank, National Association
MSC 2011 - C3	Wells Fargo Bank, National Association
MSC 2016-BNK2	Wells Fargo Bank, National Association
MSC 2017-HR2	Wells Fargo Bank, National Association
MSC 2018-H4	Midland Loan Services, a Division of PNC Bank, National Association
MSCI 2015-MS1	Midland Loan Services, a Division of PNC Bank, National Association
MSCI 2015-UBS8	Midland Loan Services, a Division of PNC Bank, National Association
UBS 2012-C1	Wells Fargo Bank, National Association
UBS 2012-C3	Midland Loan Services, a Division of PNC Bank, National Association
UBS 2017-C1	Wells Fargo Bank, National Association

Exhibit B

UBS 2017-C4	Wells Fargo Bank, National Association
UBS 2017-C5	Midland Loan Services, a Division of PNC Bank, National Association
UBS 2017-C6	Wells Fargo Bank, National Association
UBS 2017-C7	Wells Fargo Bank, National Association
UBS 2018-C10	Wells Fargo Bank, National Association
UBS 2018-C13	Midland Loan Services, a Division of PNC Bank, National Association
UBS 2018-C14	Midland Loan Services, a Division of PNC Bank, National Association
UBS 2018-C15	Midland Loan Services, a Division of PNC Bank, National Association
UBS 2018-C8	Midland Loan Services, a Division of PNC Bank, National Association
UBS-B 2013-C6	Midland Loan Services, a Division of PNC Bank, National Association
UBS-BB 2012-C4	Wells Fargo Bank, National Association
UBS-BB 2013-C5	Midland Loan Services, a Division of PNC Bank, National Association
WB 2007-C30	Wells Fargo Bank, National Association
WB 2007-C31	Wells Fargo Bank, National Association
WFCM 2014-LC18	National Cooperative Bank, N.A.
WFCM 2015-C26	National Cooperative Bank, N.A.
WFCM 2015-C27	Wells Fargo Bank, National Association
WFCM 2015-C29	Wells Fargo Bank, National Association
WFCM 2015-LC20	Wells Fargo Bank, National Association
WFCM 2015-LC22	Wells Fargo Bank, National Association
WFCM 2015-NXS2	Wells Fargo Bank, National Association
WFCM 2015-P2	Wells Fargo Bank, National Association
WFCM 2016-BNK1	Wells Fargo Bank, National Association
WFCM 2016-C32	Wells Fargo Bank, National Association
WFCM 2016-C34	Wells Fargo Bank, National Association
WFCM 2016-C36	Wells Fargo Bank, National Association
WFCM 2016-LC24	Wells Fargo Bank, National Association
WFCM 2016-LC25	Wells Fargo Bank, National Association
WFCM 2016-NXS5	Wells Fargo Bank, National Association
WFCM 2016-NXS6	Wells Fargo Bank, National Association
WFCM 2017-BNK4	Wells Fargo Bank, National Association
WFCM 2017-C38	Wells Fargo Bank, National Association
WFCM 2017-C39	Wells Fargo Bank, National Association
WFCM 2017-C41	Wells Fargo Bank, National Association
WFCM 2017-C42	Wells Fargo Bank, National Association
WFCM 2017-RB1	Wells Fargo Bank, National Association
WFCM 2017-RC1	Wells Fargo Bank, National Association
WFCM 2018-C43	Wells Fargo Bank, National Association
WFCM2015-C29	National Cooperative Bank, N.A.
WFCMS 2012-LC5	Wells Fargo Bank, National Association
WFCMT 2013-LC12	Wells Fargo Bank, National Association
WFRBS 2012-C10	Wells Fargo Bank, National Association
WFRBS 2012-C6	Wells Fargo Bank, National Association
WFRBS 2012-C7	Wells Fargo Bank, National Association
WFRBS 2012-C8	Wells Fargo Bank, National Association
WFRBS 2012-C9	Wells Fargo Bank, National Association
WFRBS 2013-C13	Wells Fargo Bank, National Association

Exhibit B

WFRBS 2013-C14	Wells Fargo Bank, National Association
WFRBS 2013-C16	Wells Fargo Bank, National Association
WFRBS 2013-C17	Wells Fargo Bank, National Association
WFRBS 2013-C18	Wells Fargo Bank, National Association
WFRBS 2014-C19	Wells Fargo Bank, National Association
WFRBS 2014-C23	Wells Fargo Bank, National Association
WFRBS 2014-C24	Wells Fargo Bank, National Association
WFRBS 2014-C25	Wells Fargo Bank, National Association
WFRBS 2014-LC14	Wells Fargo Bank, National Association